UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2020

Herbalife Nutrition Ltd.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	1-32381	98-0377871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 309GT, Ugland House, South Church Street, Grand Cayman Cayman Islands	KY1-1106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: c/o (213) 745-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.0005 per share	HLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 29, 2020, Herbalife Nutrition Ltd. (the “Company”) held its 2020 Annual General Meeting of Shareholders. The Company’s shareholders voted on the five proposals outlined in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 17, 2020, and cast their votes as described below.

Proposal 1:     Election of Directors.

Thirteen board nominees for director were elected by a majority of the votes cast for a term of one year or until their successors are duly elected and qualified. The voting results are as follows:

	For	Against	Abstain	Broker Non-votes
Dr. John Agwunobi	120,359,155	2,493,288	1,054,972	8,580,833
James L. Nelson	100,218,073	23,667,680	21,662	8,580,833
Dr. Richard H. Carmona	123,387,222	511,144	9,049	8,580,833
Jonathan Christodoro	100,330,141	23,554,661	22,613	8,580,833
Hunter C. Gary	117,475,934	6,408,938	22,543	8,580,833
Nicholas Graziano	110,251,675	13,632,849	22,891	8,580,833
Alan LeFevre	123,413,672	471,812	21,931	8,580,833
Jesse A. Lynn	117,723,094	6,172,409	11,913	8,580,833
Juan Miguel Mendoza	123,538,504	361,867	7,044	8,580,833
Michael Montelongo	121,097,425	2,788,117	21,873	8,580,833
Maria Otero	121,784,205	2,113,291	9,919	8,580,833
Margarita Paláu-Hernández	121,105,405	2,792,091	9,919	8,580,833
John Tartol	123,518,339	382,946	6,130	8,580,833

Proposal 2:    Approve, on an advisory basis, the compensation of the Company’s named executive officers.

The advisory resolution to approve the compensation of the named executive officers was approved. The voting results are as follows:

For	Against	Abstain	Broker Non-votes
122,018,976	1,875,851	12,587	8,580,833

Proposal 3:    Approve, as a special resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association to eliminate the casting vote.

The special resolution to approve the amendment to eliminate the casting vote was approved. The voting results are as follows:

For	Against	Abstain	Broker Non-votes
121,130,847	2,747,602	28,966	8,580,833

Proposal 4:    Approve, as a special resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association to require the approval of two-thirds of the members of the Board of Directors then in office to amend the Company’s Principles of Corporate Governance to make any changes to the responsibilities of the Chairman of the Board or the Lead Director as set forth therein.

The special resolution to approve the amendment to require the approval of two-thirds of the members of the Board of Directors then in office to amend the Company’s Principles of Corporate Governance to make any changes to the responsibilities of the Chairman of the Board or the Lead Director as set forth therein was approved. The voting results are as follows:

For	Against	Abstain	Broker Non-votes
123,840,176	44,691	22,548	8,580,833

Proposal 5:    Ratify the appointment of the Company’s independent registered public accounting firm for fiscal year 2020.

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020 was ratified. The voting results are as follows:

For	Against	Abstain	Broker Non-votes
131,828,738	609,987	49,523	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Herbalife Nutrition Ltd.

May 1, 2020	By:	/s/ HENRY C. WANG
	Name:	Henry C. Wang
	Title:	EVP, General Counsel and Corporate Secretary